	CALYPSO FINANCIAL SERVICES, INC. Proforma Consolidated Balance Sheet September 30, 2007					Adjusted
	Calypso Financial	Media	Media	Combined	Pro Forma	ProForma
	Services, Inc.	Max, Inc.	Depot, Inc.	Totals	Adjustments	Totals

ASSETS

Current Assets:
Cash	$ -	$ 84,758	$ 48,078	$ 132,836	$ -	$ 132,836
Accounts receivable, net	-	535,650	123,556	659,206	-	659,206
Prepaid expenses	-	6,622	-	6,622	-	6,622

Total Current Assets	-	627,030	171,634	798,664	-	798,664

Fixed Assets
Office equipment	-	25,754	-	25,754	-	25,754
Leasehold improvements	-	142,341	-	142,341	-	142,341
Accumulated depreciation	-	(125,384)	-	(125,384)	-	(125,384)

Total Other Assets	-	42,711	-	42,711	-	42,711

TOTAL ASSETS	$ -	$ 669,741	$ 171,634	$ 841,375	$ -	$ 841,375

LIABILITIES AND
STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities:
Accounts payable and accrued expenses	$ 1,885	$ 150,997	$ 398	$ 153,280	$ -	$ 53,280
Due to stockholder	27,861	-	145,433	173,294	-	173,294
Accrued interest - stockholder	4,054	-	-	4,054	-	4,054

Total Current Liabilities	33,800	150,997	145,831	330,628	-	330,628

Long-Term Liabilities:
Notes Payable	-	-	-	-	-	-
Convertible loans, net of discount	-	-	-	-	-	-

Total Long-Term Payables	-	-	-	-	-	-

Total Liabilities	33,800	150,997	145,831	330,628	-	330,628

Stockholders’ Equity:
Preferred stock	-	-	-	-	-	-
Common stock	15	500	1,000	1,515	(1,500)	50
					35
Additional paid-in capital	5,485	-	21,120	26,605	523,427	549,997
					(35)
Retained earnings (deficit)	(39,300)	518,244	3,683	482,627	(521,927)	(39,300)

Total Stockholders’ Equity	(33,800)	518,744	25,803	510,747	-	510,747

TOTAL LIABILITIES
AND STOCKHOLDERS’
EQUITY (DEFICIT)	$ -	$ 669,741	$ 171,634	$ 841,375	$ -	$ 841,375

	-	-	-	-	-	-

CALYPSO FINANCIAL SERVICES, INC.
Proforma Consolidated Statements of Operations
For the Nine Months Ended
September 30, 2007

						Pro-Forma
						Adjusted
	Calypso Financial	Media	Media	Combined		Combined
	Services, Inc.	Max, Inc.	Depot, Inc.	Totals	Adjustments	Totals

REVENUES

Advertising revenue	$ -	$ 2,729,661	$ 663,293	$ 3,392,954	$ (612,294)	$ 2,780,660

Total Revenues	-	2,729,661	663,293	3,392,954	(612,294)	2,780,660

COST OF SALES	-	1,793,771	608,500	2,402,271	612,294	3,014,565

GROSS PROFIT	-	935,890	54,793	990,683	-	990,683

OPERATING EXPENSES

General and administrative	8,305	669,035	70,467	747,807	-	747,807
Depreciation	-	8,639	-	8,639	-	8,639

Total Costs and Expenses	8,305	677,674	70,467	756,446	-	756,446

OPERATING INCOME (LOSS)	(8,305)	258,216	(15,674)	234,237	-	234,237

OTHER INCOME (EXPENSE)

Interest income	-	6,018	576	6,594	-	6,594
Interest expense	(1,523)	-	-	(1,523)	-	(1,523)

Total Other Income (Expense)	(1,523)	6,018	576	5,071	-	5,071

NET INCOME (LOSS)	$ (9,828)	$ 264,234	$ (15,098)	$ 239,308	$ -	$ 239,308

	December 31, 2006					Adjusted
	Calypso Financial	Media	Media	Combined	Pro Forma	ProForma
	Services, Inc.	Max, Inc.	Depot, Inc.	Totals	Adjustments	Totals

ASSETS

Current Assets:
Cash	$ -	$ 15,495	$ 21,757	$ 37,252	$ -	$ 37,252
Accounts receivable, net	-	395,339	274,713	670,052	-	670,052
Prepaid expenses	-	16,080	-	16,080	-	16,080

Total Current Assets	-	426,914	296,470	723,384	-	723,384

Fixed Assets
Office equipment	-	25,754	-	25,754	-	25,754
Leasehold improvements	-	130,080	-	130,080	-	130,080
Accumulated depreciation	-	(116,745)	-	(116,745)	-	(116,745)

Total Other Assets	-	39,089	-	39,089	-	39,089

TOTAL ASSETS	$ -	$ 466,003	$ 296,470	$ 762,473	$ -	$ 762,473

LIABILITIES AND
STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities:
Accounts payable and accrued expenses	$ 1,600	$ 209,965	$ 1,494	$ 213,059	$ -	$ 213,059
Due to stockholder	22,341	-	254,075	276,416	-	276,416
Accrued interest - stockholder	2,531	-	-	2,531	-	2,531

Total Current Liabilities	26,472	209,965	255,569	492,006	-	492,006

Long-Term Liabilities:
Notes Payable	-	-	-	-	-	-
Convertible loans, net of discount	-	-	-	-	-	-

Total Long-Term Payables	-	-	-	-	-	-

Total Liabilities	26,472	209,965	255,569	492,006	-	492,006

Stockholders’ Equity:
Preferred stock	-	-	-	-	-	-
Common stock	15	500	1,000	1,515	(1,500)	50
					35
Additional paid-in capital	2,985	-	21,120	24,105	275,819	299,889
					(35)
Retained earnings (deficit)	(29,472)	255,538	18,781	244,847	(274,319)	(29,472)

Total Stockholders’ Equity	(26,472)	256,038	40,901	270,467	-	270,467

TOTAL LIABILITIES
AND STOCKHOLDERS’
EQUITY (DEFICIT)	$ -	$ 466,003	$ 296,470	$ 762,473	$ -	$ 762,473

	-	-	-	-	-	-

CALYPSO FINANCIAL SERVICES, INC.
Proforma Consolidated Statements of Operations
For the Year Ended
December 31, 2006

							Pro-Forma
							Adjusted
	Calypso Financial	Media	Media		Combined		Combined
	Services, Inc.	Max, Inc.	Depot, Inc.		Totals	Adjustments	Totals

REVENUES

Advertising revenue	$ -	$ 3,118,685	$ 1,541,451		$ 4,660,136	$ (1,451,588)	$ 3,208,548

Total Revenues	-	3,118,685	1,541,451		4,660,136	(1,451,588)	3,208,548

COST OF SALES	-	2,098,051	1,447,063		3,545,114	(1,451,588)	2,093,526

GROSS PROFIT	-	1,020,634	94,388	#	1,115,022	-	1,115,022

OPERATING EXPENSES

General and administrative	9,848	830,113	88,152		928,113	-	928,113
Depreciation	-	11,521	-		11,521	-	11,521

Total Costs and Expenses	9,848	841,634	88,152		939,634	-	939,634

OPERATING INCOME (LOSS)	(9,848)	179,000	6,236		175,388	-	175,388

OTHER INCOME (EXPENSE)

Gain on sale of asset	-	13,615	-		13,615	-	13,615
Interest income	-	5,768	511		6,279	-	6,279
Interest expense	(1,469)	-	-		(1,469)	-	(1,469)

Total Other Income (Expense)	(1,469)	19,383	511		18,425	-	18,425

NET INCOME (LOSS)	$ (11,317)	$ 198,383	$ 6,747		$ 193,813	$ -	$ 193,813